SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934


                               December 16, 1996
                       (Date of Earliest Event Reported)


AIRPLANES LIMITED                            AIRPLANES U.S. TRUST

           (Exact Name of Registrants as Specified in Memorandum of
                        Association or Trust Agreement)


Jersey, Channel Islands                      Delaware
               (State or Other Jurisdiction of Incorporation or
                                 Organization)

33-99970-01                                  13-3521640
(Commission File                             (IRS Employer
Number)                                      Identification
                                             No.)


Aiplanes Limited                             Airplanes U.S. Trust
22 Grenville Street                          1100 North Market Street
St. Helier                                   Rodney Square North
Jersey, JE4 8PX                              Wilmington, Delaware
Channel Islands                              19890-0001
(011 44 1534 609 000)                        (1-302-651-1000)

          (Addresses and Telephone Numbers, Including Area Codes, of
                   Registrants' Principal Executive Offices)





Item 5.        Other Events

(a) Press release dated December 16, 1996.

(b) Attached hereto as Exhibit A is a copy of a Report to Certificateholders dated December 16, 1996, sent to each holder of a Pass Through Certificate issued by Airplanes Pass Through Trust.






                                 Press Release

                                Airplanes Group

Canadian Airlines has approached its creditors, including Airplanes Group, with proposals to reschedule its obligations. Canadian Airlines has indicated that this approach is part of a general plan designed to address its financial difficulties.

Airplanes Group has thirteen aircraft on lease to Canadian Airlines, consisting of six A320 aircraft on operating leases and seven 737-200A aircraft on finance leases which makes Canadian Airlines the third largest lessee of Airplanes Group aircraft by initial appraised value as of October 31, 1995. Canadian Airlines has proposed to its aircraft lessors, including Airplanes Group, that it be granted a deferral of operating lease rentals for the three month period from December 1996 to February 1997 and a deferral of finance lease principal payments for the six month period from December 1996 to May 1997. Canadian Airlines has proposed that the deferred payments be repaid with interest over a two and a half year period commencing October 1998. If accepted, the Canadian Airplanes proposal would result in a loss of cashflow to Airplanes Group of approximately $7.3 million over the six months to May 1997. Canadian Airlines stopped, or indicated its intention to stop, paying operating lease rentals and finance lease principal payments to Airplanes Group and other aircraft lessors from December 1, 1996.

Airplanes Group is analysing the proposals made to it by Canadian Airlines. There can be no assurance regarding whether and on what terms any agreement with Canadian Airlines can be reached or the time period it may take to reach such agreement. Ultimate resolution of the situation may involve a wider restructuring of Canadian Airlines' obligations. To the extent that any restructuring, or failure to reach agreement with Canadian Airlines, involves a redelivery of aircraft to Airplanes Group, there can be no assurance that Airplanes Group will be able to re-lease those aircraft on a timely basis, or at lease rentals equal to those which Canadian Airlines is obliged to pay.

December 16, 1996

For further information please contact: Patrick Blaney at: tel +353 61
360000






                                  SIGNATURES


               Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                             AIRPLANES LIMITED


Date: December 16, 1996                      /s/ Roy M. Dantzic*
                                             -----------------------
                                             Director and Officer


Date: December 16, 1996                      AIRPLANES U.S. TRUST


                                             /s/ Roy M . Dantzic*
                                             -----------------------
                                             Controlling Trustee
                                             and Officer


                                             *By: /s/ Michael Walsh
                                                  -------------------
                                                  Attorney-in-Fact




                                 EXHIBIT INDEX


Exhibit A            -     Report to Certificateholders
Exhibit B            -     Power of Attorney for Airplanes Limited
Exhibit C            -     Power of Attorney for Airplanes U.S.




                                                                     Exhibit A
                                Airplanes Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

                     Payment Date: 16 December, 1996.
                   Calculation Date: 10 December, 1996.

(i)     ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
        ----------------------------------------------------

                                                           Prior Balance    Deposits         Withdrawals          Balance on
                                                                                                               Calculation Date
                                                        -----------------------------------------------------------------------
                                                              8-Nov-96                                             10-Dec-96


        Lessee Funded Account                                        0.00            0.00            (0.00)               0.00
        Expense Account (note ii)                           24,222,610.38   16,132,355.69    (7,204,334.97)      33,150,631.10
        Collection Account (note iii)                      231,531,697.18   57,469,783.16   (54,634,697.18)     234,366,783.16
                                                        -----------------------------------------------------------------------
         -  Miscellaneous Reserve                           40,000,000.00                                        40,000,000.00
         -  Maintenance Reserve                             80,000,000.00                                        80,000,000.00
         -  Security Deposit                                56,897,000.00                                        56,897,000.00
         -  Other Collections                               54,634,697.18                                        57,469,783.16
                                                        -----------------------------------------------------------------------
        Total                                              255,754,307.56   73,602,138.85   (61,839,032.15)     267,517,414.26

(ii)    ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
        -----------------------------------------------------------
        Balance on preceding Calculation Date
         (November 8,1996)                                  24,222,610.38
        Transfer from Collection Account
         (previous Payment Date)                            16,000,000.00
        Interest Earned during period
        Payments during period between prior Calculation       132,355.69
         Date and the relevant Calculation Date:
         - Payments on previous Payment Date                (2,666,261.75)
         - Other payments                                   (4,538,073.22)
                                                           --------------
        Balance on relevant Calculation Date
           (December 10, 1996)                              33,150,631.10

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
        ---------------------------------------
        Balance on preceding Calculation Date
          (November 8, 1996)                               231,531,697.18
        Collections during period                           57,469,783.16
        Transfer to Expense Account (previous
          Payment Date)                                    (16,000,000.00)
        Net transfer to Lessee Funded Accounts
        Aggregate Certificate Payments
          (previous Payment Date)                          (37,822,972.57)
        Swap payments (previous Payment Date)                 (811,724.61)
                                                           --------------
        Balance on relevant Calculation Date
         (December 10, 1996)                               234,366,783.16






                                Airplanes Group
                          Report to Certificteholders
                  All numbers in US$ unless otherwise stated

(iii)   ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

        ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS

                  Priority of Payments
            (i)   Required Expense Amount                   45,650,631.10
           (ii)   a) Class A Interest                       13,569,522.84
                  b) Swap Payments                             772,015.96
          (iii)   First Collection Account Top-up          120,000,000.00
           (iv)   Minimum Hedge Payment                        110,000.00
            (v)   Class A Minimum Principal                          0.00
           (vi)   Class B Interest                           2,037,084.41
          (vii)   Class B Minimum Principal                  1,129,558.00
         (viii)   Class C Interest                           2,546,875.00
           (ix)   Class D Interest                           3,625,000.00
            (x)   Second Collection Account Top-up          59,137,000.00
           (xi)   Class A Principal Adjustment Amount                0.00
          (xii)   Class C Scheduled Principal                        0.00
         (xiii)   Class D Scheduled Principal                        0.00
          (xiv)   Modification Payments                              0.00
           (xv)   Soft Bullet Note Step-up Interest                  0.00
          (xvi)   Class E Minimum Interest                     492,684.17
         (xvii)   Supplemental Hedge Payment                   110,000.00
        (xviii)   Class B Supplemental Principal                     0.00
          (xix)   Class A Supplemental Principal            18,337,042.78
           (xx)   Class D Outstanding Principal                      0.00
          (xxi)   Class C Outstanding Principal                      0.00
         (xxii)   Class E Supplemental Interest                      0.00
        (xxiii)   Class B Outstanding Principal                      0.00
         (xxiv)   Class A Outstanding Principal                      0.00
          (xxv)   Class E Accrued Unpaid Interest                    0.00
         (xxvi)   Class E Outstanding Principal                      0.00
        (xxvii)   Charitable Trust                                   0.00
                                                          ---------------
        Total Payments with respect to Payment Date        267,517,414.26
                                                          ---------------
            Less Collection Account Top-Ups ((iii)        (179,137,000.00)
              and (x)above)
                                                           88,380,414.26
                                                          ---------------


                                Airplanes Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

(iv)   PAYMENT ON THE CERTIFICATES

       (a) FLOATING RATE CERTIFICATES     A-1             A-2             A-3              A-4            A-5          Class B

    Applicable LIBOR                    5.37500%        5.37500%        5.37500%        5.37500%        5.37500%        5.37500%
    Applicable Margin                   0.25000%        0.32000%        0.47000%        0.62000%        0.35000%        1.10000%
    Applicable Interest Rate            5.62500%        5.69500%        5.84500%        5.99500%        5.72500%        6.47500%
    Interest Amount Payable         4,117,187.50    3,678,020.83    2,516,597.22    1,032,472.22    2,225,245.07    2,037,084.41
    Step Up Interest Amount                 0.00            0.00            0.00            0.00            0.00            0.00

    Opening Principal Balance     850,000,000.00  750,000,000.00  500,000,000.00  200,000,000.00  451,380,883.75  365,350,797.00
    Minimum Principal
     Payment Amount                         0.00            0.00            0.00            0.00            0.00    1,129,558.00
    Adjusted Principal
     Payment Amount                         0.00            0.00            0.00            0.00            0.00            0.00
    Supplemental Principal
     Payment Amount                         0.00            0.00            0.00            0.00   18,337,042.78            0.00
    Total Principal Distribution
     Amount                                 0.00            0.00            0.00            0.00   18,337,042.78    1,129,558.00
    Redemption Amount
     - amount allocable to
       principal                            0.00            0.00            0.00            0.00            0.00            0.00
     - premium allocable to
        premium                             0.00            0.00            0.00            0.00            0.00            0.00
                                  ----------------------------------------------------------------------------------------------
    Outstanding Principal Balance
     (Dec 16, 1996)               850,000,000.00  750,000,000.00  500,000,000.00  200,000,000.00  433,043,840.97  364,221,239.00

(b) FIXED RATE CERTIFICATES            Class C         Class D
    ------------------------
    Applicable Interest Rate             8.1500%        10.8750%
    Interest Amount Payable         2,546,875.00    3,625,000.00

    Opening Principal Balance     375,000,000.00  400,000,000.00
    Scheduled Principal Payment
     Amount                                 0.00            0.00
    Redemption Amount
     - amount allocable to
       principal                            0.00            0.00
     - amount allocable to
       premium                              0.00            0.00
    Pool Factors and scheduled dollar
       amount for each class                0.00            0.00
                                        ------------------------------
    Outstanding Principal Balance
       (Dec 16, 1996)                   375,000,000.00  400,000,000.00
Table of rescheduled Pool Factors           n/a              n/a
  in the event of a partial redemption


                                Airplanes Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

(v)   FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
      ------------------------------------------------------------------------------------------
                                               A-1             A-2             A-3             A-4        A-5      Class B

      Applicable LIBOR                       5.60547%        5.60547%        5.60547%        5.60547%   5.60547%   5.60547%
      Applicable Margin                      0.25000%        0.32000%        0.47000%        0.62000%   0.35000%   1.10000%
      Applicable Interest Rate               5.85547%        5.92547%        6.07547%        6.22547%   5.95547%   6.70547%

(vi)  CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
      -------------------------------------------------------------------------------------------

(a)   FLOATING RATE CERTIFICATES
      --------------------------
                                               A-1             A-2             A-3             A-4        A-5      Class B

      Opening Principal Amount               8,500.00        7,500.00        5,000.00        2,000.00   4,513.81   3,653.51
      Total Principal Payments                   0.00            0.00            0.00            0.00     183.37      11.30
                                             ------------------------------------------------------------------------------

      Closing Outstanding Principal Balance  8,500.00        7,500.00        5,000.00        2,000.00   4,330.44   3,642.21

      Total Interest                            41.17           36.78           25.17           10.32      22.25      20.37
      Total Premium                              0.00            0.00            0.00            0.00       0.00       0.00


(b)   FIXED RATE CERTIFICATES
      -----------------------
                                              Class C         Class D

      Opening Principal Amount               3,750.00        4,000.00
      Total Principal Payments                   0.00            0.00
                                             ------------------------
      Outstanding Principal Balance          3,750.00        4,000.00

      Total Interest                            25.47           36.25
      Total Premium                              0.00            0.00


</DCOUMENT>